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                                                                   EXHIBIT 10.13


                    Management Services and Support Agreement

THIS MANAGEMENT SERVICES AND SUPPORT AGREEMENT, made as of the 1st day of February 1999, by and between Tel n. Form, Inc. ("Tel.n.Form"), a provider of on-line information services, and a California corporation and having its principal business office at 8080 Daggett Street, 2nd Floor, San Diego, CA 92111; and IXATA.COM, Inc. ("IXATA"), a California corporation and provider of Internet-based information services having its principal place of business at 8080 Daggett Street, 2nd Floor, San Diego, CA 92111.

                                   WITNESSETH:

WHEREAS, IXATA and Tel.n.Form have recently agreed to a transaction whereby IXATA has acquired selected existing communications service assets from Tel.n.Form, and

WHEREAS, IXATA and Tel.n.Form will continue to provide and operate selected information services using shared communications systems and information processing platforms, and

WHEREAS, IXATA and Tel.n.Form foresee areas of mutual opportunity to reduce operating costs and achieve operational efficiencies with selected support services provided by Tel.n.Form to support IXATA operations, and

NOW, THEREFORE, the parties hereto agree as follows:

1.   SCOPE OF AGREEMENT

A. The enclosed agreement outlines the scope of management and operational support services provided by Tel.n.Form to support IXATA operations through December 31, 1999.

2.   SUPPORT SERVICES PROVIDED BY TEL.N.FORM TO IXATA

A.   Tel.n.Form will provide the following services:

     - Route incoming dial-up traffic to IXATA processing systems using Tel.n.Form's existing voice switching system and 1-800 facilities
     - Provide hosting and processing services for RFP Express and related IXATA offerings using Tel.n.Form's existing servers and processing systems
     - Provide computer, telephone and related support facilities to meet IXATA's needs
     - Provide senior management and technical support staff services as needed until such time as new staff are hired within IXATA.COM.

B. To the extent possible, Tel.n.Form will work with designated IXATA staff to ensure all of the above activities and associated knowledge base are transferred, during a reasonable transitional period, directly to appropriate IXATA staff.

C. To the extent needed, Tel.n.Form will also provide specialized software development systems support to assist in the design, development and management of large scale systems for specialized applications. Terms and conditions for provisioning such large-scale systems will be covered by a separate agreement on a project-by-project basis.

3.   COSTS FOR SERVICES PROVIDED

A. For the services provided to IXATA by Tel.n.Form as outlined in item 2 above,costs are as follows:

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         Monthly Fixed Cost:      The monthly allocated costs will be in
                                  accordance with Schedule 1 (attached)

         Monthly Variable Cost:   Allocated costs for use of 1-800 lines may
                                  vary throughout the period based on usage

         Period: Through December 31, 1999 renewable under similar terms and condition

B. Monthly cost allocations shown in Schedule 1 may be revised as needed upon notice in writing to IXATA at least ten days prior to the start of the month when costs are to be modified. All increases and changes will be subject to mutual agreement of all parties.

C. For other ongoing operations costs incurred, IXATA and Tel.n.Form will develop a mutually agreeable cost sharing arrangements as needed.


4.  TERMINATION AND RENEWAL:

A. Either party my cancel this agreement upon 90 days notification to the other party in writing.

B. The agreement will be extended automatically for periods of six months under the same terms and conditions subject to agreement of both parties.



Agreed:

IXATA.COM, Inc.

/s/ FRED GLUCKMAN
-----------------
By:

CEO
------------------
Title:

FEBRUARY 1, 1999
----------------
Date:


Tel.n.Form, Inc.

/s/ P. CHRISTOPHER ANDREOLI
---------------------------
By:

CEO
---------------------------
Title:

FEBRUARY 1, 1999
---------------------------
Date:


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                                   ATTACHMENT


REVISED:   FEBRUARY 1, 1999

     SCHEDULE 1-ALLOCATION OF TEL.N.FORM COSTS TO SUPPORT IXATA.COM, INC.
                OPERATIONS

1. Staffing Support        Services Provided         Cost To Tel.n.Form         Allocation to IXATA

                           John Corkhill             $8,000                     $4,000
                           Lois Walters              $3,300                     $1,200
                           Christopher Andreoli                                 $10,000
                           Other Staff                                            -0-


                           SUB-TOTAL: STAFFING SUPPORT                          $15,200

2. Other Services          Services Provided         Cost To Tel.n.Form         Allocation to IXATA

                           Rent                      $6,900                     $2,300
                           800 Telephone             $23,000                    $4,500
                           Computer Lease                                       $750
                           Desk, chairs, copy machine, phones                   $290
                           Office and kitchen supplies                          $300

                           SUB-TOTAL OTHER SERVICES                             $8,140

                           TOTAL MONTHLY COST ALLOCATION                        $23,340


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